COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2025
Disclosure of Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Material agreements
At the end of 2025, the Company had several agreements with third parties related to the manufacturing of RUCONEST® and Joenja®. In these agreements certain minimum volumes are committed. Total future commitments under these agreements for the year ended December 31, 2025, and December 31, 2024, are approximately $40.1 million and $41.6 million, of which $33.4 million relates to 2026 and $6.7 million relates to 2027 and further. All expenditures relate to the cost of goods.
License agreements
The Group is a licensee under agreements with third parties regarding the development and marketing of its pipeline products. Under these agreements, the Group is obligated to make milestone payments whenever specified development, regulatory and commercial milestones are met, and to pay royalties to the licensors based on future sales levels. As both the timing and achievement of milestones and future sales levels are uncertain, the financial effect of these agreements cannot be estimated reliably.
License agreement for the development and commercialization of leniolisib
In August 2019, Pharming entered into a development collaboration and license agreement with Novartis to develop and commercialize leniolisib, a small molecule phosphoinositide 3-kinase delta (P13Kδ) inhibitor being developed by Novartis to treat patients with Activated Phosphoinositide 3-kinase Delta Syndrome (APDS). Pharming received FDA approval for the commercialization of leniolisib in the United States of America in March 2023 and received a positive CHMP opinion in March 2026 on the leniolisib regulatory filing submitted to EMA.

The license agreement includes the following milestone and royalty payments:
•Phased development and regulatory milestone payments totaling in the low-double digit millions of US dollars, of which $10.4 million has been incurred up through the reporting date.
•Sales milestone payments totaling in the low-triple digit millions of US dollars, of which $5.0 million has been incurred up through the reporting date.
•Royalty payments for a term of 10 years on the net sales of licensed products at a rate in the low double-digit range, gradually increasing if net sales reach certain levels. For the years ended December 31, 2025, 2024 and 2023 the Company incurred $10.8 million, $4.9 million and $2.1 million, respectively, of royalty payments to Novartis.
License agreement for the development and commercialization of napazimone (KL1333)
Following acquisition of Abliva AB in February 2025, Pharming has now become party to a license agreement with Yungjin Pharmaceutical to develop and commercialize napazimone (KL1333), a small molecule treatment candidate for primary mitochondrial diseases.

The license agreement includes the following milestone and royalty payments:
•Phased development and regulatory milestone payments totaling in the mid-double digit millions of US dollars.
•Sales milestone payments totaling in the low-triple digit millions of US dollars.
•Royalty payments for a term of 10 years on the net sales of licensed products at a rate gradually increasing if net sales reach certain levels, from a single-digit to a low double-digit range.